UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CPI AEROSTRUCTURES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 25, 2021

Meeting Information
CPI AEROSTRUCTURES, INC.	Meeting Type: Annual Meeting
For holders as of: April 30, 2021
	Date: June 25, 2021	Time: 9:00 AM EDT
	Location:	91 Heartland Boulevard Edgewood, NY 11717

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report on Form 10-K
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2021 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Record Holders can vote by the following methods:

●       By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions.

●       By Mail: You may vote by mail by requesting a paper copy of the materials, which will include a proxy card and return envelope.

●       In Person: In-person attendance at the Annual Meeting is limited due to due to the coronavirus pandemic and our concern for the safety of the Company’s shareholders, officers, and directors and mandated social distancing protocols in the State of New York. If you would like to attend the Annual Meeting in person, you must reserve your attendance at least two (2) business days in advance of the Annual Meeting by contacting us at 91 Heartland Boulevard, Edgewood, NY 11717, telephone (516) 586-5200. Have the information that is printed in the box marked by the arrow  available.

Beneficial Owners of shares held in street name must instruct their bank, broker, or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their bank, broker, or other nominee for information on communicating these voting instructions.

Voting items
The Board of Directors recommends that you vote FOR the director nominees listed under Item 1:

1.	Election of Directors

Nominees

1a	Richard Caswell
1b	Walter Paulick
1c	Eric Rosenfeld

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	Advisory approval of the compensation of the Company’s Named Executive Officers.

3.	Ratification of appointment of CohnReznick LLP as the Company’s independent registered public accounting firm.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

Voting Instructions